EXHIBIT 10.19

      FIRST MODIFICATION AGREEMENT TO THIRD AMENDED
              AND RESTATED CREDIT AGREEMENT

               This First Modification Agreement to Third Amended and Restated Credit Agreement (the "Agreement") is made as of September 8, 1997, by BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation (the "Company"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association ("Bank of America"), as administrative agent (in such capacity, the "Administrative Agent") for itself and the other financial institutions (each, a "Bank" and collectively, the "Banks") from time to time party to the Credit Agreement (as hereinafter defined).

                       Factual Background

               A. Under a Third Amended and Restated Credit Agreement dated as of June 13, 1997 (the "Credit Agreement"), the Banks agreed to make available to the Company a secured revolving line of credit (the "Credit Line") in a maximum principal amount not to exceed $150,000,000. Capitalized terms used in this Agreement without definition have the meanings given to them in the Credit Agreement.

               B. The Credit Line is evidenced by one or more Promissory Notes, each made by the Company and payable to the order of a Bank, in the aggregate stated principal amount of $150,000,000.00 (collectively, the "Revolving Notes"), and by a Promissory Note (Swing
    Line) made by the Company and payable to the order of Bank of America in the principal amount of $25,000,000.00, to evidence the Swing Line (the "Swing Line Note"; and collectively, together with the Revolving Notes, the "Notes"). The Notes are collectively secured by certain Deeds of Trust and Mortgages (collectively, the "Deeds of Trust"), each executed by the Company or a subsidiary of the Company, as trustor or mortgagor, for the benefit of the Administrative Agent, as administrative agent for the Banks.

               C. In connection with the Credit Line, the Company executed a Second Amended and Restated Unsecured Indemnity Agreement dated as of June 13, 1997 (the "Unsecured Indemnity"). The Unsecured Indemnity is not a Loan Document, as defined below.


               D. As used here, the term "Loan Documents" means the Credit Agreement, the Notes, the Deeds of Trust, and any other documents executed in connection with the Credit Line, including those which evidence, guaranty, secure or modify the Credit Line, as any or all of them may have been amended to date. The Loan Documents, however, do not include the Unsecured Indemnity. This Agreement is a Loan Document.

               E. As of the date of this Agreement, the principal amount outstanding on the Credit Line is $89,444,409.81, including $0 outstanding on the Swing Line, and the face amount of undrawn letters of credit issued for the account of the Company under the Credit Line is $0.

               F. The Company has requested that the Banks modify the terms of the Credit Line to, among other things, increase the maximum principal amount of the secured revolving line of credit available to the Company from $150,000,000 to $175,000,000. The Banks have agreed to modify the terms of the Credit Line to, among other things, increase the maximum principal amount of the secured revolving line of credit available to the Company, with the $25,000,000 increase in maximum commitment being allocated (i) $10,000,000 to Union Bank of California, N.A., (ii) $10,000,000 to The First National Bank of Chicago and (iii) $5,000,000 to KeyBank, N.A.

               G. The Company, the Banks and the Administrative Agent now wish to modify the Credit Line as set forth below.

                           Agreement

               Therefore, the Company, the Banks and the Administrative Agent agree as follows:

               1. Recitals. The recitals set forth above in the Factual Background are true, accurate and correct.

               2. Reaffirmation of Credit Line. The Company reaffirms all of its obligations under the Loan Documents and the Unsecured Indemnity, and the Company acknowledges that it has no claims, offsets or defenses with respect to the payment of sums due under the Notes or any other Loan Document or the Unsecured Indemnity.

               3. Modification of Loan Documents. The Loan Documents are hereby amended as follows:

                    (a) The definition of the term "Maximum Commitment Amount" set forth in Section 1.1 of the Credit Agreement is modified in its entirety to read as follows:

                    "'Maximum Commitment Amount' means, at any time, an
               amount equal to $175,000,000.00, subject to the provisions of Section 2.6."

                    (b) The definition of the term "Supermajority Banks" set forth in Section 1.1 of the Credit Agreement is modified in its entirety to read as follows:

                    "'Supermajority Banks' means at any time at least two
               (2) Banks then holding at least 80% of the then aggregate unpaid principal amount of the Loans (or, if no principal amount is then outstanding, at least two (2) banks then having at least 80% of the unborrowed Commitments); provided, however, that if at any time there is only one Bank, then such one Bank shall constitute Supermajority Banks."

                    (c) Section 4.1.1 of the Credit Agreement is modified in its entirety to read as follows:

                         "4.1.1   Fee Ownership.  The Company or a wholly-
               owned Subsidiary of the Company owns fee title to such Parcel."

                    (d) The Commitment of Union Bank of California, N.A. is increased from $20,000,000.00 to $30,000,000.00; the
          Commitment of The First National Bank of Chicago is increased from $15,000,000.00 to $25,000,000.00; and the Commitment of
          KeyBank, National Association is increased from $15,000,000.00 to $20,000,000.00. The Commitment of Bank of America remains $75,000,000.00 (in addition to Bank of America's obligations as the Swing Line Lender under the Credit Agreement); and the Commitment of Sanwa Bank California remains $25,000,000.00.

                    (e) The Deeds of Trust are each modified to secure payment and performance of the Credit Line as amended to date, in addition to all other "Secured Obligations" as therein defined. The foregoing notwithstanding, certain obligations continue to be excluded from the Secured Obligations, as provided in the Deeds of Trust.

               4. Increases and Decreases in Pro Rata Shares. Upon the Company's satisfaction of all of the conditions set forth in Section 5 of this Agreement, each Bank whose Pro Rata Share of the combined Commitments of all of the Banks has increased, as evidenced by the difference for each Bank between the Pro Rata Share determined on the basis of such Bank's existing Commitment and the Pro Rata Share determined on the basis of such Bank's revised Commitment, as reflected in Section 3(d) of this Agreement, shall pay to the Administrative Agent, for distribution to the Banks whose Pro Rata Shares of the combined Commitments of all of the Banks has decreased pursuant to this Agreement, an amount equal to the product of the increase in such Bank's Pro Rata Share (expressed as a decimal) multiplied by the aggregate outstanding principal amount of the Loans on the date of determination.

               5. Conditions Precedent. Before this Agreement becomes effective and any party becomes obligated under it, all of the following conditions shall have been satisfied at the Company's sole cost and expense in a manner acceptable to the Administrative Agent in the exercise of the Administrative Agent's sole judgment:

                    (a)  All of the Banks shall have signed this
          Agreement.

                    (b) The Administrative Agent shall have received fully executed and, where appropriate, acknowledged originals of this Agreement, a recordable modification agreement (the "Modification Agreement") amending each Deed of Trust, substantially in the form of Exhibit A attached hereto, and any other documents (including additional promissory notes and evidence of Borrower's authority to enter into this Agreement and the Modification Agreement) that the Administrative Agent may reasonably require or request in accordance with this Agreement or in accordance with the other Loan Documents.

                    (c) Counterparts of the Modification Agreement shall have been recorded in the official records of each county in which a Deed of Trust has been recorded.

                    (d) The Administrative Agent shall be satisfied that the validity and priority of the Deeds of Trust, as amended by the Modification Agreement, has not been and will not be impaired by this Agreement or the transactions contemplated by it, and that each of the Deeds of Trust, as amended by the Modification Agreement, secures the Credit Line. Such assurance includes receipt of endorsements (or commitments to issue such endorsements) to the policies of title insurance insuring each of the Deeds of Trust.

                    (e) The Company shall have paid to the Administrative Agent, for the account of each Bank whose Commitment increases pursuant to this Agreement, a commitment fee equal to thirty-five hundredths of one percent (0.35%) of the aggregate increase in the Maximum Commitment Amount pursuant to this Agreement, multiplied by a fraction (i) the numerator of which is the number of days in the period from and including the day on which all of the conditions precedent set forth in this Section 5 are satisfied until the Maturity Date and (ii) the denominator of which is one thousand eighty (1080).

                    (f) The Administrative Agent shall have received reimbursement, in immediately available funds, of all costs and expenses incurred by the Administrative Agent in connection with this Agreement, including title insurance fees for the endorsements referenced in Section 5(d) above, recording, filing and escrow charges, mortgage taxes, and legal fees and expenses of the Administrative Agent's counsel. Such costs and expenses may include, without duplication, the allocated costs for services of the Administrative Agent's in-house staffs, such as legal, appraisal and environmental services.

                    (g) The Administrative Agent shall have received a written opinion of counsel to the Company and its Subsidiaries covering such matters relating to the Company, its Subsidiaries, this Agreement and the Credit Line as the Administrative Agent may reasonably require.

               6. The Company's Representations and Warranties. The Company represents and warrants to the Administrative Agent and the Banks as follows:

                    (a) Loan Documents. All representations and warranties made and given by The Company in the Loan Documents and the Unsecured Indemnity are true, accurate and correct.

                    (b) No Default. No Event of Default has occurred and is continuing, and no event has occurred and is continuing which, with notice or the passage of time or both, would be an Event of Default.

                    (c) Property. The Company or a wholly-owned Subsidiary of the Company lawfully possesses and holds fee simple title to all of the Property encumbered by the Deeds of Trust that is real property, and each of the Deeds of Trust is a first and prior lien on the property that it encumbers. The Company or a wholly-owned Subsidiary of the Company owns all of the Property encumbered by the Deeds of Trust that is personal property free and clear of any reservations of title and conditional sales contracts, and also of any security interests other than those created by the Deeds of Trust, which create first and prior liens on the personal property that it encumbers. There is no financing statement affecting any Property encumbered by the Deeds of Trust on file in any public office except for financing statements in favor of the Administrative Agent.

                    (d) Borrowing Entity. The Company is a corporation that is duly organized and validly existing under the laws of the State of Maryland and is qualified to do business in California and each other jurisdiction in which it owns real property.
          There have been no changes in the organization, composition, ownership structure or formation documents of the Company since the inception of the Credit Line.

               7. Incorporation. This Agreement shall form a part of each Loan Document, and all references to a given Loan Document shall mean that document as hereby modified.

               8. No Prejudice; Reservation of Rights. This Agreement shall not prejudice any rights or remedies of the Administrative Agent or the Banks under the Loan Documents or the Unsecured Indemnity. The Administrative Agent and the Banks reserve, without limitation, all rights which they have against any indemnitor, guarantor, or endorser of any of the Notes.

               9. No Impairment. Except as specifically hereby amended, the Loan Documents and the Unsecured Indemnity shall each remain unaffected by this Agreement and all such documents shall remain in full force and effect.

               10. Purpose and Effect of Approvals. Approval of any matter in connection with the Credit Line by the Administrative Agent or the Banks shall be for the sole purpose of protecting the security and rights of the Administrative Agent and the Banks. No such approval shall result in a waiver of any default by the Company. In no event shall any approval of the Administrative Agent or the Banks be a representation of any kind with regard to the matter being approved.

               11. Disclosure to Title Company. Without notice to or the consent of the Company, the Administrative Agent may disclose to any title insurance company that insures any interest of the Administrative Agent under any of the Deeds of Trust (whether as primary insurer, coinsurer or reinsurer) any information, data or material in the Administrative Agent's possession relating to the Company, any Subsidiary of the Company, the Credit Line, any Property encumbered by the Deeds of Trust or any improvements on any such Property.

               12. Integration. The Loan Documents, including this Agreement, and the Unsecured Indemnity: (a) integrate all the terms and conditions mentioned in or incidental to the Loan Documents and the Unsecured Indemnity; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the other Loan Documents or the Unsecured Indemnity, the terms, conditions and provisions of this Agreement shall prevail.

               13. Miscellaneous. This Agreement may be executed in counterparts, and all counterparts shall constitute but one and the same document. If any court of competent jurisdiction determines any provision of this Agreement or any of the other Loan Documents or the Unsecured Indemnity to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of the Loan Documents or the Unsecured Indemnity. This Agreement shall be governed by the laws of the State of California, without regard to the choice of law rules of that State. As used here, the word "include(s)" means "includes(s), without limitation," and the word "including" means "including, but not limited to."

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

    "Company"

    BEDFORD PROPERTY INVESTORS, INC.,
    a Maryland corporation


    By         /s/Scott R. Whitney
               Scott R. Whitney
               Senior Vice President and
               Chief Financial Officer


    By         /s/ Hanh Kihara
               Hanh Kihara
               Vice President, Controller

    "Administrative Agent"

    BANK OF AMERICA NATIONAL TRUST
    AND SAVINGS ASSOCIATION,
    as Administrative Agent


    By __________________________
               Robert Muller, Jr.
                Vice President

    "Banks"

    BANK OF AMERICA NATIONAL TRUST
    AND SAVINGS ASSOCIATION


    By         /s/Robert Muller, Jr.
               Robert Muller, Jr.
                Vice President


    SANWA BANK CALIFORNIA,
    a California corporation


    By    /s/Michael White
          Michael White
          Vice President


    THE FIRST NATIONAL BANK OF CHICAGO


    By    /s/Michael A. Parisi
          Michael A. Parisi
          Corporate Banking Officer

    UNION BANK OF CALIFORNIA, N.A.


    By    /s/D. Tim Mahoney
          D. Tim Mahoney
          Vice President & Manager


    KEYBANK NATIONAL ASSOCIATION


    By    /s/Laird A. Fairchild
          Laird A. Fairchild
          Assistant Vice President

              CONSENT OF THIRD-PARTY TRUSTORS

               Each of the undersigned consent to the foregoing First Modification Agreement to Third Amended and Restated Credit Agreement.

    Dated as of September 8, 1997

    ICMPI (CONCORD DIABLO 3), INC.,
    a Delaware corporation


    By    /s/James R. Moore
          James R. Moore
          Senior Vice President


    By    /s/Hanh Kihara
          Hanh Kihara
          Vice President, Controller


    ICMPI (CONCORD DIABLO 8), INC.,
    a Delaware corporation


    By    /s/James R. Moore
          James R. Moore
          Senior Vice President


    By    /s/Hanh Kihara
          Hanh Kihara
          Vice President, Controller

    ICMPI (CONCORD MASON 18), INC.,
    a Delaware corporation


    By    /s/James R. Moore
          James R. Moore
          Senior Vice President


    By    /s/Hanh Kihara
          Hanh Kihara
          Vice President, Controller


    ICMPI (LENEXA), INC.,
    a Delaware corporation


    By    /s/James R. Moore
          James R. Moore
          Senior Vice President


    By    /s/Hanh Kihara
          Hanh Kihara
          Vice President, Controller

                             EXHIBIT A

    RECORDING REQUESTED BY
    AND WHEN RECORDED MAIL TO:

    BANK OF AMERICA NATIONAL TRUST
      AND SAVINGS ASSOCIATION
    California Real Estate Industries
      Division No. 8940
    50 California Street, 11th Floor
    San Francisco, California  94111
    Attn.:  Ms. Mary Johnson

    _______________________________________________________________
                                             SPACE ABOVE THIS LINE
                                                FOR RECORDER'S USE


                         MODIFICATION AGREEMENT
                    (Short Form -- ________ County)

               This Modification Agreement (the "Agreement") is made and entered into as of September __, 1997, by BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation ("Borrower"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, in its capacity as Administrative Agent for the Banks pursuant to the terms of the Credit Agreement described below (in such capacity, the "Administrative Agent").

                           Factual Background

          A. Pursuant to that certain Third Amended and Restated Credit Agreement (the "Credit Agreement") dated as of June 13, 1997, among Borrower, the Banks from time to time party thereto (collectively, the "Banks") and the Administrative Agent, the Banks agreed to make available to Borrower a secured revolving line of credit in an aggregate principal amount at any time outstanding not to exceed to $150,000,000 (the "Credit Line").

          B. Borrower's obligation to repay amounts outstanding from time to time under the Credit Line is evidenced by certain Promissory
    Notes, each made payable to a Bank, in the aggregate stated principal amount of $150,000,000 (collectively, the "Existing Notes"), and by a Promissory Note (Swing Line) made by Borrower and payable to the order of Bank of America in the principal amount of $25,000,000.00, to evidence the Swing Line (the "Swing Line Note").

          C. The Credit Agreement, the Existing Notes, the Swing Line Note and certain other Loan Documents are secured by, among other things (a) those certain deeds of trust (collectively, as heretofore modified, the "Deeds of Trust") more particularly described on Exhibit "A" attached hereto, each executed by Borrower (unless otherwise noted), as trustor or grantor, for the benefit of Bank of America, as Administrative Agent for the Banks, as beneficiary, and
    (b) those certain assignments of leases (collectively, as heretofore modified, the "Lease Assignments") more particularly described on Exhibit "A" attached hereto, each executed by Borrower (unless otherwise noted), as assignor, in favor of Bank of America, as Administrative Agent for the Banks, as assignee. The Deeds of Trust and the Lease Assignments encumber certain real property more particularly described therein (collectively, the "Property").

          D. (i) The Banks, the Administrative Agent and Borrower have, concurrently with the execution of this Modification Agreement, made and entered into a First Modification Agreement to Third Amended and Restated Credit Agreement (the "First Modification") dated as of the date hereof, pursuant to which such parties amended the Credit Agreement to, among other things, increase the maximum principal amount of the Credit Line from $150,000,000 to $175,000,000, and
    (ii) Borrower has, concurrently with the execution of this Modification Agreement, executed and delivered to the Banks Revolving Notes (collectively, the "Notes") dated as of the date hereof, each executed by Borrower to the order of a Bank in the aggregate principal amount of $175,000,000.00, pursuant to which the Existing Notes were collectively amended and restated in their entirety.

          E. Borrower and the Administrative Agent, with the consent of the Banks, have agreed to modify the Deeds of Trust and the Lease Assignments so as to secure the obligations of Borrower evidenced by the Credit Agreement, as amended by the First Modification, the Notes and the Swing Line Note.

                               Agreement

          Therefore, Borrower and the Administrative Agent agree as follows:

               1. The Deeds of Trust executed by Borrower are hereby modified to secure, in addition to the indebtedness and other obligations heretofore secured by the Deeds of Trust, the payment and performance of all indebtedness and other obligations of Borrower under the Credit Agreement, as amended by the First Modification, the Notes, the Swing Line Note and the other Loan Documents (other than the Unsecured Indemnity Agreement), and all amendments, modifications, supplements, replacements, extensions, renewals and substitutions of or for any and/or all of the foregoing. The Lease Assignments executed by Borrower are hereby modified so that each reference to the term "credit agreement" or "Agreement" therein shall refer to the Credit Agreement, as amended by the First Modification. Among other things, the First Modification and the Notes have amended the Credit Agreement and the Existing Notes, respectively, to increase the maximum principal amount of the Credit Line from $150,000,000 to $175,000,000.

               2.   The Credit Agreement, as amended by the First
    Modification, the Notes and the Swing Line Note are incorporated into this Agreement by this reference, the same as though set forth herein in full.

               3. Each capitalized term used herein and not otherwise defined herein shall have the meaning given such term in the Credit Agreement, as amended by the First Modification.

               The foregoing notwithstanding, certain obligations continue to be excluded from the Secured Obligations, as provided in the Deeds of Trust.

    "Borrower"

    BEDFORD PROPERTY INVESTORS, INC.,
    a Maryland corporation


    By         /s/Scott R. Whitney
               Scott R. Whitney
               Senior Vice President and
               Chief Financial Officer



    By         /s/Hanh Kihara
               Hanh Kihara
               Vice President, Controller

    "Administrative Agent"

    BANK OF AMERICA NATIONAL TRUST AND
    SAVINGS ASSOCIATION, as Administrative Agent


    By         /s/Robert Muller, Jr.
               Robert Muller, Jr.
               Vice President

                           ACKNOWLEDGMENT

    State of California       )
                              ) ss.
    County of ___________     )


    On _________________ before me, _____________________, Notary Public, personally appeared _______________________________,

         personally known to me or     proved to me on the basis of
    satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.

    ___________________________


    State of California       )
                              ) ss.
    County of ___________     )


    On _________________ before me, _____________________, Notary Public, personally appeared _____________________________,

        personally known to me or    proved to me on the basis of
    satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.


    ____________________________


    State of California       )
                              ) ss.
    County of ___________     )


    On _________________ before me, _____________________, Notary Public, personally appeared __________,

      personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.


    ____________________________

                            EXHIBIT "A"

                  Deeds of Trust and Lease Assignments


                         California Properties

          1. Village Green: Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, recorded on July 7, 1994, in the Official Records of Contra Costa County, California, as Instrument No. 94-176593. Assignment of Leases, recorded on July 7, 1994, in the Official Records of Contra Costa County, California, as Instrument
    No. 94-176594.

          2. Concord Diablo 3: Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Third Party) executed by ICMPI (Concord Diablo 3), Inc., a Delaware corporation ("Concord 3"), as trustor, recorded on December 14, 1995, in the Official Records of Contra Costa County, California, as Instrument No. 95-215846, and rerecorded on February 13, 1996, as Instrument No. 96-25838. Assignment of Leases executed by Concord 3, as assignor, recorded on December 14, 1995, in the Official Records of Contra Costa County, California, as Instrument No. 95-215847, and rerecorded on February 13, 1996, as Instrument No. 96-25839.

          3. Concord Diablo 8: Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Third Party) executed by ICMPI (Concord Diablo 8), Inc., a Delaware corporation ("Concord 8"), as trustor, recorded on December 14, 1995, in the Official Records of Contra Costa County, California, as Instrument No. 95-215848, and rerecorded on February 13, 1996, as Instrument No. 96-25840. Assignment of Leases executed by Concord 8, as assignor, recorded on December 14, 1995, in the Official Records of Contra Costa County, California, as Instrument No. 95-215849, and rerecorded on February 13, 1996, as Instrument No. 96-25841.

          4. Concord Mason 18: Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Third Party) executed by ICMPI (Concord Mason 18), Inc., a Delaware corporation ("Mason 18"), as trustor, and recorded on December 14, 1995, in the Official Records of Contra Costa County, California, as Instrument No. 95-215850. Assignment of Leases executed by Mason 18, as assignor, and recorded on December 14, 1995, in the Official Records of Contra Costa County, California, as Instrument No. 95-215851.

          5. 350 East Plumeria: Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, recorded on December 14, 1995, in the Official Records of Santa Clara County, California, as
    Instrument No. 13130331.  Assignment of Leases, recorded on
    December 14, 1995, in the Official Records of Santa Clara County, California, as Instrument No. 13130332.

          6. Auburn Court: Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, recorded on December 14, 1995, in the Official Records of Alameda County, California, as Instrument No. 95289663. Assignment of Leases, recorded on December 14, 1995, in the Official Records of Alameda County, California, as Instrument
    No. 95289664.

          7. 301 E. Grand: Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, recorded on December 14, 1995, in the Official Records of San Mateo County, California, as Instrument No. 95-135457. Assignment of Leases, recorded on December 14, 1995, in the Official Records of San Mateo County, California, as Instrument No. 95-135458.

          8. 342 Allerton: Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, recorded on December 14, 1995, in the Official Records of San Mateo County, California, as Instrument No. 95-135460. Assignment of Leases, recorded on December 14, 1995, in the Official Records of San Mateo County, California, as Instrument No. 95-135461.

          9. 410 Allerton: Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, recorded on December 14, 1995, in the Official Records of San Mateo County, California, as Instrument No. 95-135466. Assignment of Leases, recorded on December 14, 1995, in the Official Records of San Mateo County, California, as Instrument No. 95-135467.

          10. 400 Grandview: Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, recorded on December 14, 1995, in the Official Records of San Mateo County, California, as Instrument No. 95-135463. Assignment of Leases, recorded on December 14, 1995, in the Official Records of San Mateo County, California, as Instrument No. 95-135464.

          11. Fourier: Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, recorded on October 11, 1996, in the Official Records of Alameda County, California, as Instrument
    No. 96262320. Assignment of Leases, recorded on October 11, 1996, in the Official Records of Alameda County, California, as Instrument
    No. 96262321.

          12. Lundy: Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, recorded on December 4, 1996, in the Official Records of Santa Clara County, California, as Instrument
    No. 13542186. Assignment of Leases, recorded on December 4, 1996, in the Official Records of Santa Clara County, California, as Instrument No. 13542187.

          13. Mt. View: Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, recorded on December 4, 1996, in the Official Records of Santa Clara County, California, as Instrument
    No. 13542188. Assignment of Leases, recorded on December 4, 1996, in the Official Records of Santa Clara County, California, as Instrument No. 13542189.

          14. Laguna Hills: Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, recorded on December 4, 1996, in the Official Records of Orange County, California, as Instrument No. 19960614118. Assignment of Leases, recorded on December 4, 1996, in the Official Records of Orange County, California, as Instrument No. 19960614119.

          15. Gibraltar: Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, recorded on October 11, 1996, in the Official Records of Santa Clara County, California, as Instrument
    No. 13482493. Assignment of Leases, recorded on October 11, 1996, in the Official Records of Santa Clara County, California, as Instrument No. 13482494.

          16. O'Toole: Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, recorded on May 29, 1997, in the Official Records of Santa Clara County, California, as Instrument
    No. 13720232. Assignment of Leases, recorded on May 29, 1997, in the Official Records of Santa Clara County, California, as Instrument
    No. 13720233.

          17. Signal Systems: Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, recorded on May 29, 1997, in the Official Records of San Diego County, California, as Instrument No. 1997-0248273. Assignment of Leases, recorded on May 29, 1997, in the Official Records of San Diego County, California, as Instrument No. 1997-0248274.

          18. Bedford Fremont: Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, recorded on July 8, 1997, in the Official Records of Alameda County, California, as Instrument
    No. 97167840. Assignment of Leases, recorded on July 8, 1997, in the Official Records of Alameda County, California, as Instrument
    No. 97167841.

          19. 6500 Kaiser: Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, recorded on July 8, 1997, in the Official Records of Alameda County, California, as Instrument
    No. 97167838. Assignment of Leases, recorded on July 8, 1997, in the Official Records of Alameda County, California, as Instrument
    No. 97167839.

                       Kansas Properties

          1. 99th Street, Bldg. 1: Mortgage, Security Agreement, Assignment of Rents and Fixture Filing, recorded on January 4, 1996, in the Official Records of Johnson County, Kansas, as Instrument
    No. 2556787, Volume 4764 Page 936. Assignment of Leases, recorded on January 4, 1996, in the Official Records of Johnson County, Kansas, as Instrument No. 2556788, Volume 4764 Page 970.

          2. 99th Street, Bldg. 3: Mortgage, Security Agreement, Assignment of Rents and Fixture Filing executed by ICMPI (Lenexa), Inc., a Delaware corporation ("Lenexa"), and recorded on January 4, 1996, in the Official Records of Johnson County, Kansas, as Instrument No. 2556789, Volume 4765 Page 1. Assignment of Leases executed by Lenexa, as assignor, recorded on January 4, 1996, in the Official Records of Johnson County, Kansas, as Instrument No. 2556790, Volume 4765 Page 39.

          3. 6600 College: Mortgage, Security Agreement, Assignment of Rents and Fixture Filing, recorded on January 4, 1996, in the Official Records of Johnson County, Kansas, as Instrument No. 2556791, Volume 4765 Page 49. Assignment of Leases, recorded on January 4, 1996, in the Official Records of Johnson County, Kansas, as Instrument
    No. 2556792, Volume 4765 Page 83.

          4. Lackman Business Center: Mortgage, Security Agreement, Assignment of Rents and Fixture Filing, recorded on January 4, 1996, in the Official Records of Johnson County, Kansas, as Instrument
    No. 2556785, Volume 4764 Page 892. Assignment of Leases, recorded on January 4, 1996, in the Official Records of Johnson County, Kansas, as Instrument No. 2556786, Volume 4764 Page 926.

                       Oregon Properties

          1. Twin Oaks Business Center: Line of Credit Deed of Trust with Assignment of Rents and Leases, Security Agreement and Fixture Filing, recorded on December 14, 1995, in the Official Records of Washington County, Oregon, as Instrument No. 95091724.4.

          2. Twin Oaks Tech Center: Line of Credit Deed of Trust with Assignment of Rents and Leases, Security Agreement and Fixture Filing, recorded on December 14, 1995, in the Official Records of Washington County, Oregon, as Instrument No. 95091723.4.

                      Colorado Properties

          1. Bryant St. Annex: Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, recorded on December 14, 1995, in the Official Records of Denver County, Colorado, as Instrument
    No. 9500155131. Assignment of Leases, recorded on December 14, 1995, in the Official Records of Denver County, Colorado, as Instrument
    No. 9500155132.

          2. Bryant St. Quad: Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, recorded on October 11, 1996, in the Official Records of Denver County, Colorado, as Instrument No. 9600141543. Assignment of Leases, recorded on October 11, 1996, in the Official Records of Denver County, Colorado, as Instrument No. 9600141544.

          3. Academy Place: Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, recorded on May 29, 1997, in the Official Records of El Paso County, Colorado, as Instrument
    No. 97060499. Assignment of Leases, recorded on May 29, 1997, in the Official Records of El Paso County, Colorado, as Instrument
    No. 97060500.

                       Arizona Properties

          1. Westech: Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Arizona), recorded on October 11, 1996, in the Official Records of Maricopa County, Arizona, as Instrument No. 96-0725727. Assignment of Leases and Rents, recorded on October 11, 1996, in the Official Records of Maricopa County, Arizona, as Instrument No. 96-0725728.

          2.   Executive Center at Southbank:  Deed of Trust with
    Assignment of Rents, Security Agreement and Fixture Filing (Arizona), recorded on July 8, 1997, in the Official Records of Maricopa County, Arizona, as Instrument No. 97-0459316. Assignment of Leases and Rents, recorded on July 8, 1997, in the Official Records of
    Maricopa County, Arizona, as Instrument No. 97-0459317.

                       Missouri Property

          1. Panorama Business Center: Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, recorded on May 29, 1997, in the Official Records of Jackson County, Missouri, as
    Instrument No. 97K25432. Assignment of Leases, recorded on May 29, 1997, in the Official Records of Jackson County, Missouri, as
    Instrument No. 97K25434.

                         Texas Property

          1.   Great Hills Trail Building (fka The Somerset Building):
    Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, recorded on May 29, 1997, in the Official Records of
    Travis County, Texas, as Instrument No. 12944 0005-0037. Assignment of Leases, recorded on May 29, 1997, in the Official Records of Travis County, Texas, as Instrument No. 12944 0038-0048.